Exhibit 99.4

Acquisition of Melinta Therapeutics August 7, 2025

Disclaimer This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act, and Section 21 E of the Exchange, as amended (the “Exchange Act”), that are subject to risks and uncertainties . Forward - looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “will,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward - looking statements . All statements, other than statements of historical facts, regarding management’s expectations, beliefs, goals, plans or CorMedix’s prospects should be considered forward - looking statements . Readers are cautioned that actual results may differ materially from projections or estimates due to a variety of important factors, and readers are directed to the Risk Factors identified in CorMedix’s filings with the SEC, including its most recent Annual Report on Form 10 - K, copies of which are available free of charge at the SEC’s website at www . sec . gov or upon request from CorMedix and in the Quarterly Report on Form 10 - Q for the quarter ended, on June 30 , 2025 . CorMedix may not actually achieve the goals or plans described in its forward - looking statements, and such forward - looking statements speak only as of the date of this presentation . Investors should not place undue reliance on these statements . CorMedix assumes no obligation and does not intend to update these forward - looking statements, except as required by law . Forward - looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties . Actual outcomes or results may differ from anticipated results, sometimes materially . Factors that could cause actual results to differ include, but are not limited to : the ultimate outcome of the acquisition of Melinta ; the satisfaction of the conditions to the closing of the proposed transaction in a timely manner ; the ability of the combined company to achieve the identified synergies ; the ability to integrate the Melinta business into CorMedix and realize the anticipated strategic benefits of the transaction within the expected time - frames or at all ; that such integration may be more difficult, time - consuming or costly than expected ; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction ; the retention of certain key employees of Melinta ; the expected benefits and success of Melinta’s products and product candidates ; potential litigation relating to the potential transaction that could be instituted against CorMedix or its directors ; rating agency actions and CorMedix’s ability to access short - and long - term debt markets on a timely and affordable basis ; general economic conditions that are less favorable than expected ; geopolitical developments and additional changes in international trade policies and relations, including tariffs ; and the ability of our products and product candidates to compete effectively against current and future competitors . 2

» $300mm total upfront consideration funded through cash on hand, concurrent debt financing, and stock » Financing mix includes $260mm in upfront cash from concurrent debt financing and CorMedix balance sheet; $40mm in equity Upfront Consideration Transaction Overview and Timeline 3 CorMedix Inc. (“CorMedix”) (NASDAQ: CRMD) has announced a definitive agreement to acquire Melinta Therapeutics, LLC (“ Melinta ”), a commercial - stage company providing innovative therapies for acute and life - threatening illnesses Transaction » Up to $25mm (payable in cash or shares at CorMedix’s election) upon the FDA approval for prophylaxis of invasive fungal infections in adults undergoing allogeneic blood and marrow transplantation Rezzayo Earnout » Tiered royalties on REZZAYO U.S. calendar year net sales » Low single - digit royalties on MINOCIN ® U.S. calendar year net sales Royalty Payments » Anticipated close as early as September 2025, subject to customary closing conditions and regulatory approvals » Working closely with Melinta on integration planning to ensure continued success Timing & Integration

Pro Forma Financial Highlights

Combined portfolio delivers compelling financial profile to deliver growth and fund future business development

	CorMedix™	melinta therapeutics
2024A Revenue	**~$43mm**	**~$120mm**
2025E Revenue	**$180mm – 200mm**	**$125mm – 135mm**
Expected Synergies	**$35mm – 45mm annually**	
2025E Pro Forma Revenue[2]	**$305mm – 335mm**	
2025E Pro Forma Synergized Adjusted EBITDA[2]	**$150mm – 170mm[1]**	

1. Takes into account 100% realization and a full year run-rate of estimated synergies.
2. The pro forma results were prepared by combining the audited financial results and estimated financial results for CorMedix and Melinta (as of December 31, 2024), without further adjustment. As a result, we believe this pro forma financial information includes non-GAAP financial measures. CorMedix and Melinta have not provided a reconciliation of non-GAAP measures, including Adjusted EBITDA, to the most directly comparable GAAP measures because certain items excluded from GAAP cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort. Pro forma financial information does not necessarily reflect the actual results that we would have achieved had the pro forma transaction been consummated as of the date indicated nor does it reflect the potential future results of the combined company.

CorMedix
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Compelling Transaction Rationale

CorMedix™ + melinta therapeutics

1. Establishes a robust commercial hospital / acute care platform that can scale with additional products
2. Diversified revenue base with acute care portfolio consisting of 8 commercial products with potential label expansion opportunities
3. Enhanced financial scale with $305mm – 335mm in 2025E pro forma revenues and $150mm – 170mm in pro forma synergized adjusted EBITDA[1,2]
4. Multiple "shots-on-goal" for potential upside from near-term regulatory events and label expansion opportunities
5. Estimated synergies of $35mm – 45mm annually and near-term accretive to CorMedix, with double digit EPS accretion projected in 2026
6. Dynamic platform can accommodate additional products and expand as the combined company enters its next phase of business development

1. Takes into account 100% realization and a full year run-rate of estimated synergies.
2. The pro forma results were prepared by combining the audited financial results and estimated financial results for CorMedix and Melinta (as of December 31, 2024), without further adjustment. As a result, we believe this pro forma financial information includes non-GAAP financial measures. CorMedix and Melinta have not provided a reconciliation of non-GAAP measures, including Adjusted EBITDA, to the most directly comparable GAAP measures because certain items excluded from GAAP cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort. Pro forma financial information does not necessarily reflect the actual results that we would have achieved had the pro forma transaction been consummated as of the date indicated nor does it reflect the potential future results of the combined company.

CorMedix® 5

Combined CorMedix and Melinta Business Highlights

Establishes a robust commercial hospital / acute care platform that can scale with additional products

1. Highly differentiated and diverse acute care portfolio consisting of 8 commercial products with potential label expansion opportunities
2. Channel focused and TA-agnostic portfolio provides a strong foundation for an active business development strategy
3. Highly efficient commercial team with account-by-account playbook and acute care focused strategy facilitates product adoption and integration
4. Dynamic platform can accommodate additional products and expand as the combined company enters its next phase of business development

Multiple "shots-on-goal" for potential upside from upcoming regulatory events and label expansion opportunities

1. REZZAYO™ growth opportunities through potential approval of prophylaxis of invasive fungal infections indication
   - ✓ Larger patient population, with potentially ~130K additional patients
   - ✓ Longer length of therapy (13 weeks for Prophy vs. 4 weeks)
   - ✓ Expands portfolio and reach into heme-onc and transplant, providing synergistic growth
   - ✓ Lower barriers to access as utilization is less dependent on hospital formulary approval process
2. Commenced TPN study for DefenCath® in 2Q 2025 on the prevention of CLABSI (Central Line Associated Blood Stream Infection) in patients receiving TPN
   - ✓ Anticipate completion of study and NDA submission in late 2026 / early 2027

CorMedix® 6

Melinta Overview and Business History

Company Overview

- Fully integrated and commercial-stage acute care channel focused platform for growth. Established hospital ecosystem focused infrastructure with seasoned customer facing employees
- 7 commercial products: BAXDELA®, KIMYRSA®, MINOCIN®, ORBACTIV™, REZZAYO™, TOPROL-XL®, and VABOMERE®
- Meaningful synergy potential with CorMedix's existing inpatient business, expected to be realized near-term post-acquisition. Target overlapping call-points include Hospitals, IDNs, Clinics, Physician Office Infusion Centers, Home Infusion, and Long-Term Acute Care Centers
- Potential for significant expansion opportunities through REZZAYO™ label expansion to prophylaxis, and Government contracts provide funding for pediatric and biodefense programs for BAXDELA® and VABOMERE®

Product Portfolio

- Baxdela® (delafloxacin)
- Kimyrsa™ (oritavancin) for injection 1200 mg
- MINOCIN® (minocycline HCl)
- Orbactiv™ (oritavancin) for injection
- REZZAYO™ (rezafungin for injection)
- TOPROL-XL® (metoprolol succinate) extended-release tablets
- NEW VABOMERE™ meropenem and vaborbactam for injection (4 g)

Recent Melinta Developments

- **June 2017** – Received approval for its first drug **BAXDELA®**
- **January 2018** – Acquired the Infectious Disease Businesses from The Medicines Company ("Medicines") adding **VABOMERE®, ORBACTIV™ and MINOCIN®** to the portfolio
- **March 2021 – July 2021** – **KIMYRSA®** approved by FDA in Mar 2021 and launched in Jul 2021
- **April 2022** – Acquired U.S. rights to **TOPROL-XL®** (metoprolol succinate) and its authorized generic from New American Therapeutics
- **July 2022 – July 2023** – **REZZAYO™** licensed from Cidara in Jul 2022; received FDA approval in Mar 2023 and launched in Jul 2023
- **Today** – **CorMedix announces acquisition**

CorMedix

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Combined Product Portfolio

Creates a diversified portfolio with eight products largely focused in hospital / acute care and two near-term pipeline opportunities

Product	Indication	Pre-Clinical	Ph I	Ph II	Ph III / Registrational	Commercial
DEFENCATH® Taurolidine and Heparin Catheter Lock Solution – Limited Population	Hemodialysis					Commercial
	Hemodialysis *(Pediatric label expansion)*				Registrational	
	Total Parenteral Nutrition (TPN)				Registrational	
	Oncology	Pre-Clin.				
REZZAYO™ (rezafungin for injection)	Candidemia and invasive candidiasis					Commercial
	Prophylaxis				Registrational	
MINOCIN® (minocycline HCl)	Serious infections including Acinetobacter					Commercial
VABOMERE™ meropenem and vaborbactam for injection (4 g)	Complicated Urinary Tract Infections (cUTIs)					Commercial
Baxdela® (delafloxacin)	Acute Bacterial Skin and Skin Structure Infections (ABSSSI) and Community Acquired Bacterial Pneumonia (CABP)					Commercial
Orbactiv™ (oritavancin) for injection 1200 mg	ABSSSI					Commercial
Kimyrsa™ (oritavancin) for injection 1200 mg	ABSSSI					Commercial
TOPROL-XL® (metoprolol succinate) extended-release tablets	Hypertension, Coronary Artery Disease, Heart Failure					Commercial

CorMedix Contribution (DefenCath rows) | *Melinta Contribution* (all other rows)

CorMedix 8